Financial Instruments	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Financial Instruments
Note 20: Financial Instruments
Financial assets and liabilities
Financial assets and liabilities in the consolidated statement of financial position were as follows:

December 31, 2024	Assets/ (Liabilities) at Amortized Cost	Assets/ (Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	873	1,095	-	-	1,968
Trade and other receivables	1,087	-	-	-	1,087
Other financial assets - current	7	28	-	-	35
Other financial assets - non-current	11	332	99	-	442
Current indebtedness	(973)	-	-	-	(973)
Trade payables (see note 22)	(176)	-	-	-	(176)
Accruals (see note 22)	(799)	-	-	-	(799)
Other financial liabilities - current (2)	(75)	(17)	-	(21)	(113)
Long-term indebtedness	(1,847)	-	-	-	(1,847)
Other financial liabilities - non-current (3)	(198)	(34)	-	-	(232)
Total	(2,090)	1,404	99	(21)	(608)

December 31, 2023	Assets/ (Liabilities) at Amortized Cost	Assets/ (Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	392	906	-	-	1,298
Trade and other receivables	1,122	-	-	-	1,122
Other financial assets - current	8	58	-	-	66
Other financial assets - non-current	18	263	98	65	444
Current indebtedness	(372)	-	-	-	(372)
Trade payables (see note 22)	(181)	-	-	-	(181)
Accruals (see note 22)	(798)	-	-	-	(798)
Other financial liabilities - current (2)(4)	(463)	(44)	-	-	(507)
Long-term indebtedness	(2,905)	-	-	-	(2,905)
Other financial liabilities - non-current (3)	(227)	(10)	-	-	(237)
Total	(3,406)	1,173	98	65	(2,070)

(1)	Derivatives are entered into with specific objectives for each transaction, and are linked to specific assets, liabilities, firm commitments or highly probable forecasted transactions.
(2)	Includes lease liabilities of $58 million (2023 - $56 million).
(3)	Includes lease liabilities of $198 million (2023- $209 million).
(4)
Includes a commitment to repurchase up to $400 million of shares related to the Company’s pre-defined
plan with its broker to repurchase the Company’s shares during its internal tradi ng
blackout period. See note 25.

Fair Value
The fair values of cash and cash equivalents, trade and other receivables, trade payables and accruals approximate their carrying amounts because of the short-term maturity of these instruments. The fair value of long-term debt and related derivative instruments is set forth below.
Debt and Related Derivative Instruments
Carrying Amounts
Amounts recorded in the consolidated statement of financial position are referred to as “carrying amounts”. The carrying amounts of primary debt are reflected in “Current indebtedness” or “Long-term indebtedness” and the carrying amounts of derivative instruments are included in “Other financial assets” and “Other financial liabilities”, current or non-current
as appropriate, in the consolidated statement of financial position.
Fair Value
The fair value of debt is estimated based on either quoted market prices for similar issues or current rates offered to the Company for debt of the same maturity. The fair value of interest rate swaps is estimated based upon discounted cash flows using applicable current market rates and considering non-performance
risk.
The following is a summary of debt and related derivative instruments that hedge the cash flows of debt:

	Carrying Amount		Fair Value

December 31, 2024	Primary Debt Instruments	Derivative Instruments	Primary Debt Instruments	Derivative Instruments

C $1,400 2.239% Notes due 2025	973	21	968	21
$ 500 3.35% Notes due 2026	499	-	491	-
$ 500 5.85% Notes due 2040	493	-	507	-
$ 119 4.50% Notes due 2043 (1)	116	-	94	-
$ 350 5.65% Notes due 2043	342	-	338	-
$ 400 5.50% Debentures due 2035	397	-	401	-
Total	2,820	21	2,799	21
Current portion	973	21
Long-term portion	1,847	-

	Carrying Amount		Fair Value

December 31, 2023	Primary Debt Instruments	Derivative Instruments (Asset)	Primary Debt Instruments	Derivative Instruments (Asset)
Commercial paper	130	-	130	-
C $1,400 2.239% Notes due 2025	1,060	(65)	1,026	(65)
$ 242 3.85% Notes due 2024 (2)	242	-	239	-
$ 500 3.35% Notes due 2026	499	-	482	-
$ 500 5.85% Notes due 2040	492	-	519	-
$ 119 4.50% Notes due 2043 (1)	116	-	95	-
$ 350 5.65% Notes due 2043	342	-	346	-
$ 400 5.50% Debentures due 2035	396	-	415	-
Total	3,277	(65)	3,252	(65)
Current portion	372
Long-term portion	2,905	(65)

(1)	Originally issued $350 million of notes, of which the Company redeemed $231 million in October 2018.
(2)	Originally issued $450 million of notes, of which the Company redeemed $208 million in October 2018.
In September 2024, the Company repaid upon maturity the outstanding $242 million balance of its $450 million 3.85% notes due 2024 with cash on hand. In November 2023, the Company repaid upon maturity its $600 million 4.30% notes due 2023 with cash on hand.
On February 11, 2025, the Company commenced offers to exchange any or all validly tendered and accepted notes of Thomson Reuters Corporation (“TRC”) of the series of notes below for new notes issued by TR Finance LLC (“TR Finance”), an indirect
100%
owned U.S. subsidiary of TRC. See note 33 for additional details.

•	$500 million 3.35 % Notes due 2026;

•	$500 million 5.85% Notes due 2040;

•	$119 million 4.50% Notes due 2043;

•	$350 million 5.65% Notes due 2043; and

•	$400 million 5.50% Debentures due 2035.
Cross-currency interest rate swaps
The Company uses
fixed-to-fixed
cross-currency interest rate swaps to hedge its currency exposures on indebtedness. These instruments swap Canadian dollar denominated principal and interest payments into U.S. dollars. The critical terms of the swap, such as the timing and amount of cash flows, match the terms of the related indebtedness, creating an economic relationship that is expected to result in a highly effective hedge. To test for hedge ineffectiveness at hedge inception and subsequent reporting periods, the Company performs qualitative tests to confirm that the terms of the instruments have not changed, as well as quantitative tests to assess if the future cash flows of the swap and the indebtedness will offset one another. Ineffectiveness may arise from changes in cross currency basis spreads or the credit risk inherent in the swaps. As the Company’s risk management objective is to mitigate debt-related currency exposures, it seeks to achieve a 1:1 hedge ratio between the notional principal amount of the swaps and the underlying debt exposures, in which all the critical terms of the instruments match.
As of December 31, 2024 and December 31, 2023, the Company recorded swaps outstanding in the consolidated statement of financial position at their fair value, which was a liability of $21 million and an asset of $65 million, respectively. These swaps were designated as cash flow hedges.
The details of these instruments for the years ended December 31, 2024 and 2023 are set forth below:

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2025	US$999
Currency Risk Exposures
At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.

The carrying amount of debt, all of which is unsecured, was denominated in the following currencies:

	December 31,		December 31,
	2024	2023	2024	2023
	Before Currency Hedging Arrangements		After Currency Hedging Arrangements (1)
Canadian dollar	973	1,060	-	-
U.S. dollar	1,847	2,217	2,841	3,212
	2,820	3,277	2,841	3,212

(1)	Includes fair value adjustments of $5 million and $2 million as of December 31, 2024 and 2023, respectively, associated with the interest related fair value component of hedging instruments.
Interest Rate Risk Exposures
As of December 31, 2024 and 2023, the Company’s notes and debentures (after swaps) pay interest at fixed rates. The weighted-average interest rate of all Company borrowings, including commercial paper issuances when such amounts are outstanding, was 4.1% in 2024 (2023 – 4.2%).
Foreign Exchange Contracts
The Company previously entered into foreign exchange contracts that were intended to reduce foreign currency risk related to a portion of its former indirect investment in LSEG, which was denominated in British pounds sterling. These instruments were not related to changes in the LSEG share price. In May 2024, the Company settled its remaining foreign exchange contracts in conjunction with the sale of its remaining shares in LSEG (see note 9).
During 2024, the Company settled foreign exchange contracts with a notional amount of £1.2 billion ($1.6 billion) for net proceeds of $24 million in conjunction with the sale of 16.0 million LSEG shares. During 2023, the Company settled foreign exchange contracts with a notional amount of £2.7 billion ($3.5 billion) for net proceeds of $151 million in conjunction with the sale of 43.8 million of LSEG shares.
Foreign exchange contracts are reported at fair value on the consolidated statement of financial position, with changes in their fair value recorded
through the consolidated income statement. In 2024, losses of $2 million (2023 – losses of $132 million) were reported within “Other finance income (costs)” in the consolidated income statement (see note 8) with respect to these foreign exchange contracts due to fluctuations in the U.S. dollar – British pounds sterling exchange rate. There were no foreign exchange contracts outstanding as of
December 31, 2024. The associated net fair value of these contracts were an asset of $26 million as of December 31, 2023, which was recorded within other current financial assets or liabilities as appropriate, in the consolidated statement of financial position.
Fair value gains and losses from derivative financial instruments
Fair value gains and losses from derivative financial instruments recognized in the consolidated income statement and consolidated statement of changes in equity were as follows:

	Year ended December 31,
	2024		2023
	Fair Value Loss Through Earnings	Fair Value Gain Through Equity	Fair Value (Loss) Gain Through Earnings	Fair Value Loss Through Equity
Foreign exchange contracts	(2)	-	(132)	-
Hedging instruments:
Cross currency interest rate swaps - cash flow hedges	(97)	13	29	(8)
Forward interest rate swaps - cash flow hedges	-	-	1	-
	(99)	13	(102)	(8)
Financial Risk Management
The Company is exposed to a variety of financial risks including market risk (primarily currency risk and interest rate risk), credit risk and liquidity risk, as its operations are diverse and global. A centralized corporate treasury group works to minimize the potential adverse effects from these risks by using hedging strategies, where applicable, as well as associating with high quality financial institutions, limiting exposures to counterparties and ensuring flexible sources of funding. The Chief Financial Officer oversees the overall approach and ensures the use of strict guidelines and internal control processes.
Market Risk
Currency Risk
The Company’s consolidated financial statements are expressed in U.S. dollars. However, the Company transacts a portion of its business in other currencies and is therefore subject to the effects of foreign currency translation into U.S. dollars as well as currency transaction risk.
The impact of foreign currency translation from changes in exchange rates between 2023 and 2024 had no net impact on consolidated revenues, decreased operating expenses by 1%.

Foreign currency translation also generated $173 million of net translation losses (2023 - $130 million of net translation gains), which were recorded within accumulated other comprehensive loss in shareholders’ equity.
Exposure to currency transaction risk is minimized as the Company generally bills customers and incurs operating expenses in the functional currency of the legal entity that records the transaction. However, the Company is exposed to currency transaction risk from the revaluation of non-permanent
intercompany loans in certain of its legal entities, which impacts earnings.
The table below shows the impact on earnings that a hypothetical
10
% strengthening of the U.S. dollar against other foreign currencies would have due to changes in fair values of financial instruments as of December 31, 2024.

Increase (decrease) impact on earnings from:	£	€	C$	Other Currencies	Total
Financial assets and liabilities (1)	1	(1)	1	2	3
Receivables under indemnification arrangement	(24)	(1)	-	(2)	(27)
Non-permanent intercompany loans	7	8	63	18	96
Total impact on earnings	(16)	6	64	18	72

(1)	Excludes debt which has been swapped into U.S. dollar obligations.
The Company only uses derivative instruments to reduce foreign currency and interest rate exposures. Canadian dollar borrowings are generally converted to U.S. dollar obligations through currency swap arrangements.
Interest Rate Risk
The Company is exposed to fluctuations in interest rates with respect to cash and cash equivalents. As of December 31, 2024, the majority of $1,968 million (2023 - $1,298 million) in cash and cash equivalents was comprised of interest-bearing assets. Based on amounts as of December 31, 2024, a
100-basis
point increase or decrease in interest rates would have increased or decreased annual interest income by approximately $16 million. The Company has no significant exposure to fluctuations in interest rates with respect to long-term borrowings. As of December 31, 2024, the Company’s notes and debentures (after swaps) pay interest at fixed rates, and there were no derivatives designated as fair value hedges.
Price Risk
The Company has no significant exposure to price risk from commodities in the normal course of business.
Credit Risk
Credit risk arises from cash and cash equivalents and derivative financial instruments, as well as credit exposure to customers including outstanding receivables. The Company attempts to minimize credit exposure as follows:

•
Cash investments are placed with high-quality financial institutions with limited exposure to any one institution. As of December 31, 2024, approximately 99% of cash and cash equivalents were held by institutions that were rated at
“A-“
or higher by at least one of the major credit rating agencies;

•	Counterparties to derivative contracts are major investment-grade international financial institutions and exposure to any single counterparty is monitored and limited; and

•	The Company assesses the creditworthiness of its customers.
No allowance for credit losses on financial assets was required as of December 31, 2024, other than the allowance for expected credit losses (see note 14) and for credit risk associated with a receivable under an indemnification arrangement and contingent receivables (see “Fair value estimation” section below). Further, no financial or other assets have been pledged.
The Company’s maximum exposure with respect to credit, assuming no mitigating factors, would be the aggregate of its cash and cash equivalents of $1,968 million (2023 - $1,298 million), trade and other receivables of $1,087 million (2023 - $1,122 million), derivative financial assets of nil (2023 - $123 million) and other financial assets of $378 million (2023 - $289 million).
The Company is also exposed to credit risk from the guarantee related to its investment in 3XSQ Associates (see note 31).
Liquidity Risk
A centralized treasury function provides flexibility in cash management, including forecasting future cash flow expectations. Cash holdings are supplemented by maintaining sufficient capacity under the Company’s borrowing facilities. Cash flow estimates are based on rolling forecasts of operating, investing and financing flows. Such forecasting also considers account borrowing limits, cash restrictions and compliance with debt covenants.
The majority of cash is invested in money market funds or bank deposits with overnight accessibility. In addition, the Company maintains a $2.0 billion commercial paper program, which provides cost-effective and flexible short-term funding, and a $2.0 billion credit facility, which provides additional liquidity, as further described below.
Commercial Paper Program
The Company’s $2.0 billion commercial paper program provides cost effective and flexible short-term funding. There was no commercial paper outstanding as of December 31, 2024. As of December 31, 2023, the carrying amount of outstanding commercial paper of $130 million was included in “Current indebtedness” within the consolidated statement of financial position.

Credit Facility
The Company has a $2.0 billion syndicated credit facility agreement which matures in November 2027 and may be used to provide liquidity for general corporate purposes (including acquisitions or support for its commercial paper program). There were no outstanding borrowings under the credit facility as of December 31, 2024 and 2023. Based on the Company’s current credit ratings, the cost of borrowing under the facility is priced at the Term Secured Overnight Financing Rate (“SOFR”)/Euro Interbank Offered Rate (“EURiBOR”)/Simple Sterling Overnight Index Average (“SONIA”) plus 102.5 basis points. The Company has the option to request an increase, subject to approval by applicable lenders, in the lenders’ commitments in an aggregate amount of $600 million for a maximum credit facility commitment of $2.6 billion. If the Company’s debt rating is downgraded by at least two ratings agencies consisting of Moody’s, S&P or Fitch, the facility fees and borrowing costs could increase, although contractual availability would be unaffected. Conversely, an upgrade in the Company’s rating may reduce the facility fees and borrowing costs.
The Company guarantees borrowings by its subsidiaries under the credit facility. The Company must also maintain a ratio of net debt as defined in the credit agreement (total debt after swaps less cash and cash equivalents) as of the last day of each fiscal quarter to EBITDA as defined in the credit agreement (earnings before interest, income taxes, depreciation and amortization and other modifications described in the credit agreement) for the last four quarters ended of not more than 4.5:1. If the Company were to complete an acquisition with a purchase price of over $500 million, the Company may elect, subject to notification, to temporarily increase the ratio of net debt to EBITDA to 5.0:1 at the end of the quarter within which the transaction closed and for each of the three immediately following fiscal quarters. At the end of that period, the ratio would revert to 4.5:1. As of December 31, 2024, the Company complied with this covenant as its ratio of net debt to EBITDA, as calculated under the terms of its syndicated credit facility, was 0.3:1.
The tables below set forth
non-derivative
and derivative financial liabilities by maturity based on the remaining period from December 31, 2024 and 2023, respectively, to the contractual maturity date. The amounts disclosed are the contractual undiscounted cash flows.

December 31, 2024	2025	2026	2027	2028	2029	Thereafter	Total
Notes/debentures (1)	973	500	-	-	-	1,369	2,842
Interest payable (1)	104	84	76	76	76	791	1,207
Debt-related hedges outflows (2)	1,011	-	-	-	-	-	1,011
Debt-related hedges inflows (1)	(984)	-	-	-	-	-	(984)
Trade payables	176	-	-	-	-	-	176
Accruals	799	-	-	-	-	-	799
Lease liabilities	72	60	45	30	24	73	304
Other financial liabilities	34	34	-	-	-	-	68
Total	2,185	678	121	106	100	2,233	5,423

December 31, 2023	2024	2025	2026	2027	2028	Thereafter	Total
Commercial paper	130	-	-	-	-	-	130
Notes/debentures (1)	242	1,062	500	-	-	1,369	3,173
Interest payable (1)	126	105	84	76	76	867	1,334
Debt-related hedges outflows (2)	22	1,011	-	-	-	-	1,033
Debt-related hedges inflows (1)	(24)	(1,074)	-	-	-	-	(1,098)
Trade payables	181	-	-	-	-	-	181
Accruals	798	-	-	-	-	-	798
Lease liabilities	67	59	47	36	24	91	324
Foreign exchange contracts outflows (3)	1,575	-	-	-	-	-	1,575
Foreign exchange contracts inflows (4)	(1,601)	-	-	-	-	-	(1,601)
Other financial liabilities	419	28	-	-	-	-	447
Total	1,935	1,191	631	112	100	2,327	6,296

(1)	Represents contractual cash flows calculated using spot foreign exchange rates as of the period then ended.
(2)	Represents contractual U.S. dollar cash flows.
(3)	Represents contractual cash flows translated at the contract rate.
(4)	Represents contractual cash flows calculated using forward foreign exchange rates as of the period then ended.

Capital Management
The Company’s capital management strategy is focused on ensuring that it has the investment capacity to drive revenue growth both organically and through acquisitions, while also maintaining its long-term financial leverage and credit ratings and continuing to provide returns to shareholders.
The Company’s principal sources of liquidity are cash and cash equivalents and cash provided by operating activities. From time to time, the Company issues commercial paper, issues debt securities and borrows under its credit facility. The Company’s principal uses of cash are for debt repayments, debt servicing costs, dividend payments, capital expenditures, share repurchases and acquisitions. The Company believes that its existing sources of liquidity will be sufficient to fund its expected cash requirements in the normal course of business for the next 12 months.
Additionally, the Company targets a leverage ratio of net debt, as defined below, to adjusted EBITDA of no more than 2.5x as a measure of its financial flexibility and ability to maintain investment grade credit ratings. As of December 31, 2024, the Company was below its maximum target ratio.
The Company’s investment grade credit ratings provide additional financial flexibility and the ability to borrow to support the operations and growth strategies of the business. The following table sets forth the credit ratings from rating agencies in respect of the Company’s outstanding securities as of December 31, 2024:

	Moody’s	S&P Global Ratings	DBRS Limited	Fitch
Long-term debt	Baa1	BBB+	BBB (high)	BBB+
Commercial paper	P-2	A-2	R-2 (high)	F1
Trend/Outlook	Stable	Stable	Stable	Stable
Net debt is defined as total indebtedness (excluding the associated unamortized transaction costs and premiums or discounts) plus the currency related fair value of associated hedging instruments, and lease liabilities less cash and cash equivalents. As the Company hedges some of its debt to reduce risk, the hedging instruments are included in the measurement of the total obligation associated with its outstanding debt. However, because the Company generally intends to hold the debt and related hedges to maturity, it does not consider the associated fair value of the interest-related component of hedging instruments in the measurement of net debt.
The following table presents the calculation of net debt:

	December 31,
	2024	2023
Current indebtedness	973	372
Long-term indebtedness	1,847	2,905
Total debt	2,820	3,277
Swaps	21	(65)
Total debt after swaps	2,841	3,212
Remove fair value adjustments for hedges (1)	5	2
Total debt after currency hedging arrangements	2,846	3,214
Remove transaction costs, premiums or discounts, included in the carrying value of debt	22	26
Add: Lease liabilities (current and non-current)	256	265
Less: cash and cash equivalents	(1,968)	(1,298)
Net debt	1,156	2,207

(1)	Represents the interest-related fair value component of hedging instruments that are removed to reflect net cash outflow upon maturity.

The following reconciles movements of liabilities to cash flows arising from financing activities for the years ended December 31, 2024 and 2023:

	Notes and Debentures	Commercial Paper	Derivative Instruments (Assets) Liabilities	Lease Liabilities	Total Liabilities From Financing Activities
December 31, 2022	3,713	1,048	(42)	235	4,954
Repayments of debt	(600)	-	-	-	(600)
Proceeds from commercial paper	-	9,587	-	-	9,587
Repayments of commercial paper	-	(10,543)	-	-	(10,543)
Payments of lease principal	-	-	-	(58)	(58)
Additional leases	-	-	-	80	80
Foreign exchange movements	29	-	(29)	5	5
Other, net (1)	5	38	6	3	52
December 31, 2023	3,147	130	(65)	265	3,477
Repayments of debt	(290)	-	-	-	(290)
Proceeds from commercial paper	-	3,280	-	-	3,280
Repayments of commercial paper	-	(3,420)	-	-	(3,420)
Payments of lease principal	-	-	-	(63)	(63)
Additional leases	-	-	-	52	52
Acquisitions	48	-	-	6	54
Foreign exchange movements	(88)	-	88	(10)	(10)
Other, net (1)	3	10	(2)	6	17
December 31, 2024	2,820	-	21	256	3,097

(1)	Includes amortization of transaction and discount costs as well as fair value movements on derivatives.
Fair value estimation
The following fair value measurement hierarchy is used for financial instruments that are measured in the consolidated statement of financial position at fair value:

•	Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities;

•	Level 2 – inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and

•	Level 3 – inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The levels used to determine fair value measurements for those instruments carried at fair value in the consolidated statement of financial position are as follows:

December 31, 2024	Level 1	Level 2	Level 3	Total Balance
Assets
Money market accounts and other securities	-	1,095	-	1,095
Other receivables (1)	-	-	360	360
Financial assets at fair value through earnings	-	1,095	360	1,455
Financial assets at fair value through other comprehensive income (2)	1	-	98	99
Total assets	1	1,095	458	1,554
Liabilities
Derivatives used for hedging (3)	-	(21)	-	(21)
Contingent consideration (4)	-	-	(51)	(51)
Financial liabilities at fair value through earnings	-	(21)	(51)	(72)
Total liabilities	-	(21)	(51)	(72)

December 31, 2023	Level 1	Level 2	Level 3	Total Balance
Assets
Money market accounts	-	906	-	906
Other receivables (1)	-	-	263	263
Foreign exchange contracts (5)	-	58	-	58
Financial assets at fair value through earnings	-	964	263	1,227
Financial assets at fair value through other comprehensive income (2)	33	-	65	98
Derivatives used for hedging (3)	-	65	-	65
Total assets	33	1,029	328	1,390

Liabilities
Foreign exchange contracts (5)	-	(32)	-	(32)
Contingent consideration (4)	-	-	(22)	(22)
Financial liabilities at fair value through earnings	-	(32)	(22)	(54)
Total liabilities	-	(32)	(22)	(54)

(1)	Receivable under an indemnification arrangement and contingent receivable (see below).

(2)	Investments in entities over which the Company does not have control, joint control or significant influence.

(3)	Comprised of fixed-to-fixed cross-currency swaps on indebtedness.

(4)
Obligations to pay additional consideration for prior acquisitions, based upon performance measures contractually agreed at the time of purchase, and to purchase shares from minority owners of a subsidiary.

(5)	Related to the management of foreign exchange risk on a portion of the Company’s former indirect investment in LSEG.
As of December 31, 2024, other receivables in level 3 of the fair value measurement hierarchy include amounts due from an indemnification arrangement and $
88
million in contingent receivables from the sale of FindLaw (see note 7), the fair value of which is subject to the achievement of certain performance milestones over the next six to eighteen months. The increase in the receivable between December 31, 2023 and December 31, 2024 reflects the establishment of the receivables from the sale of FindLaw and to a lesser extent, fair value gains associated with the indemnification arrangement. The fair value movements associated with the indemnification receivable are included within “Earnings from discontinued operations, net of tax”, in the consolidated income statement.
The Company recognizes transfers into and out of the fair value measurement hierarchy levels at the end of the reporting period in which the event or change in circumstances that caused the transfer occurred. There were no transfers between hierarchy levels for the year ended December 31, 2024.
Valuation Techniques
The fair value of financial instruments that are not traded in an active market (for example, over-the-counter
derivatives) is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2. If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.
Specific valuation techniques used to value financial instruments include:

•	The fair value of investments reflect pricing from equity funding rounds, as applicable, and quoted market prices;

•	The fair value of cross-currency interest rate swaps and foreign exchange contracts are calculated as the present value of the estimated future cash flows based on observable yield curves;

•	The fair value of receivables due under indemnification arrangement considers estimated future cash flows, current market interest rates and non-performance risk;

•	The fair value of contingent receivables from the sale of FindLaw are based on a discounted cash flow analysis;

•	The fair value of contingent consideration liability is calculated based on estimates of future revenue performance or the achievement of certain commercial milestones.

Offsetting Financial Assets and Financial Liabilities
The Company is subject to master netting arrangements with certain counterparties. Certain of these arrangements allow for the netting of assets and liabilities in the ordinary course of business and are reflected on a net basis in the consolidated statement of financial position. In other circumstances, netting is permitted only in the event of bankruptcy or default of either party to the agreement, and such amounts are not netted in the consolidated statement of financial position. The following table sets forth balances that are subject to master netting arrangements, however there were no offsetting amounts as of December 31, 2024 or 2023.

	$		$		$			$		$
Financial assets		Gross Financial Assets		Gross Financial Liabilities Netted Against Assets		Net Financial Assets in the Consolidated Statement of Financial Position			Related Financial Liabilities Not Netted		Net Amount
Cash and cash equivalents		51		-		51	(1)		-		51
December 31, 2024		51		-		51			-		51

Derivative financial assets		123		-		123	(2)		-		123
Cash and cash equivalents		63		-		63	(1)		-		63
December 31, 2023		186		-		186			-		186

Financial liabilities		Gross Financial Liabilities		Gross Financial Assets Netted Against Liabilities		Net Financial Liabilities in the Consolidated Statement of Financial Position			Related Financial Assets Not Netted		Net Amount
Derivative financial liabilities		21		-		21	(3)		-		21
December 31, 2024		21		-		21			-		21

Derivative financial liabilities		32		-		32	(3)		-		32
December 31, 2023		32		-		32			-		32

(1)	Included within “Cash and cash equivalents” in the consolidated statement of financial position.
(2)	Included within “Other financial assets”, current or non-current as appropriate, in the consolidated statement of financial position.
(3)	Included within “Other financial liabilities”, current or non-current as appropriate, in the consolidated statement of financial position.